EX-99.906CERT
Exhibit 10(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      The Chief Executive Officer and the Chief Financial Officer of
Advance Capital I, Inc. (the "Registrant"), each certify to the best of his knowledge that:
1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of
Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Chief Executive Officer:                 Chief Financial Officer:


/S/ JOHN C. SHOEMAKER                     /S/ ROBERT J. CAPPELLI
John C. Shoemaker                         Robert J. Cappelli

Date: February 9, 2004                    Date: February 9, 2004